SECURITIES AND EXCHANGE COMMISSION
Washington, DC   20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 28, 2007

VECTREN CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No.	Registrant, State of Incorporation, Address, and Telephone Number	I.R.S Employer Identification No.

1-15467	Vectren Corporation	35-2086905
(An Indiana Corporation)
One Vectren Square,
Evansville, Indiana 47708
(812) 491-4000

1-16739	Vectren Utility Holdings, Inc.	35-2104850
(An Indiana Corporation)
One Vectren Square,
Evansville, Indiana 47708
(812) 491-4000

Former name or address, if changed since last report:
N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

Included herein is certain financial information related to Southern Indiana Gas & Electric Company (SIGECO), a wholly owned subsidiary of Vectren Utility Holdings, Inc. (Utility Holdings).  Utility Holdings is a wholly owned subsidiary of Vectren Corporation (the Company).

The SIGECO financial information includes Balance Sheet data as of September 30, 2007 and December 31, 2006, Statement of Income data for the three and nine months ended September 30, 2007 and 2006, Statement of Cash Flows data for the nine months ended September 30, 2007 and 2006, and segment and other information.  This unaudited financial information is not and should not be considered a complete set of financial statements prepared in accordance with accounting principles generally accepted in the United States.  Such information will be included in Appendix B to an official statement relating to Warrick County, Indiana Environmental Improvement Revenue Bonds, Series 2007 (Sourther Indiana Gas and Electric Company Projects).  Because of the seasonal nature of SIGECO’s utility operations, the results shown on a quarterly basis are not necessarily indicative of annual results.  This information is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01  Regulation FD Disclosure

See Item 2.02

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby furnishing cautionary statements identifying important factors that could cause actual results of the Company and its subsidiaries, including Utility Holdings and SIGECO, to differ materially from those projected in forward-looking statements of the Company and its subsidiaries made by, or on behalf of, the Company and its subsidiaries.  These cautionary statements are attached as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTREN CORPORATION VECTREN UTILITY HOLDINGS, INC.
November 28, 2007

By: /s/ M. Susan Hardwick
M. Susan Hardwick
Vice President, Controller & Assistant Treasurer

INDEX TO EXHIBITS

The following Exhibits are furnished as part of this Report to the extent described in Item 2.02 and 7.01:

Exhibit Number	Description

99.1
Unaudited SIGECO Financial Information for the Three and Nine Months Periods Ended September 30, 2007 and 2006 Included in
Apprendix B to the official statement relating to Warrick County, Indiana Environmental Improvement Revenue Bonds, Series 2007
(Southern Indiana Gas and Electric Company Projects)

99.2	Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995